• Treatment with KD 025 has resulted in clinically meaningful responses in patients with steroid - dependent or steroid - refractory cGVHD, with an ORR of 64% ( 21 / 33 ) across Cohorts 1 and 2 • Although data continue to mature, KD 025 responses have been durable, with 70 % of responders in Cohort 1 achieving a sustained response of at least 20 weeks • Responses were observed across all affected organ systems, including CRs in upper GI, lower GI, esophagus, mouth, skin, joints, eyes and liver • Treatment with KD 025 has resulted in responses in cGVHD patients with multiple organ systems involved . In responders with ≥ 4 organs involved at baseline, 6 / 12 ( 50% ) showed responses in ≥ 4 organs across Cohorts 1 and 2 • Corticosteroid doses were reduced in both responders and non - responders, with 20 / 33 ( 61% ) of patients achieving steroid dose reductions • Of patients receiving tacrolimus, 10 / 12 ( 83% ) achieved tacrolimus dose reductions across Cohorts 1 and 2 • KD 025 has been well tolerated at 200 mg QD and 200 mg BID in this population • No apparent increased risk of infection observed with KD 025 treatment • Efficacy and safety in this patient population support further study of KD 025 for cGVHD ; treatment continues in Cohorts 1 and 2 and enrollment in Cohort 3 ( 400 mg QD) is ongoing Initial Results of KD025 - 208: A Phase 2a Open - Label Trial of KD025 for Steroid - Dependent Chronic Graft Versus Host Disease Aleksandr Lazaryan 1 , MD, PhD, MPH, Stephanie J. Lee 2 , MD, MPH, Amandeep Salhotra 3 , MD, Madan Jagasia 4 , MD, MBBS, MS, James Essel 5 , MD, Alexandra Zanin - Zhorov 6 , PhD, Beth Mac Gillivray 6 , MSc, Olivier Schueller 6 , PhD, David Eiznhamer 6 , PhD, Bruce Blazar 1 , MD, and John L. Ryan 6 , MD, PhD 1 University of Minnesota, Minneapolis, MN; 2 Fred Hutchinson Cancer Research Center, Seattle, WA; 3 City of Hope, Duarte, CA; 4 Vanderbilt University, Nashville, TN; 5 Oncology/Hematology Care, Cincinnati, OH; 6 K admon Corporation, LLC, New York, NY 3256 Lee cGVHD Symptom Scale Score Corticosteroid Dose Overall Response Rate KD025 - 208 is an open label, Phase 2a study of KD025 in patients with steroid - dependent or steroid - refractory cGVHD. KD 025 is an orally available Rho - associated coiled - coil kinase 2 (ROCK 2 ) selective inhibitor in Phase 2 clinical development for autoimmune and fibrotic disease indications . KD 025 has been shown to downregulate pro - inflammatory T helper 17 cells and T follicular helper cells while upregulating anti - inflammatory regulatory T cells, as well as decrease collagen deposition and myofibroblast formation and proliferation . Therefore , KD 025 may potentially correct the immunological and fibrotic components of cGVHD . INTRODUCTION METHODS The primary endpoint is the overall response rate (ORR ), defined as the percentage of patients who meet the 2014 NIH Consensus Conference overall response criteria (Partial Response (PR) + Complete Response (CR)) . Secondary efficacy endpoints include duration of response (DOR), responses by organ, changes in corticosteroid and calcineurin inhibitor dose, and changes in cGVHD severity using the Physician - Reported Global cGVHD Activity Assessment . Exploratory endpoints include changes in symptom burden/bother using the Lee cGVHD Symptom Scale . Preliminary results are presented for patients enrolled in Cohorts 1 and 2 , as of 20 - Nov, 2017 . • At this data cut - off, the ORR was 65% ( 11 / 17 ) in Cohort 1 and 63% ( 10 / 16 ) in Cohort 2 • Responses were rapid, with 71 % of responders having achieved a response at the first assessment (after 8 weeks) • Among responders in Cohort 1 , 70 % have sustained the response for ≥ 20 weeks, with 8 patients remaining on therapy • Cohort 2 DOR data continue to mature and will be presented at a later meeting The median corticosteroid dose (mg/kg/day) decreased from 0 . 22 at baseline to 0 . 15 while on study in Cohort 1 , and from 0 . 20 to 0 . 09 in Cohort 2 . This represents a 32 % and 55 % reduction in the medians, respectively . • 65 % and 38 % of patients in Cohorts 1 and 2 , respectively, achieved an improvement (≥ 7 point reduction) in the Lee cGVHD Symptom Scale Score • Both responders ( 13 / 21 , 62% ) and non - responders ( 4 / 12 , 33% ) reported improvements in the Lee cGVHD Symptom Scale Score Safety Overview, n (%) Cohort 1 (n=17) Cohort 2 (n=16) Median duration of treatment (weeks) 33 23 Any AE , n (%) 16 (94) 14 (88) Any grade 3+ event 7 (41) 6 (38) Any SAE 5 (29) 3 (19) AE leading to discontinuation 2 (12) 1 (6) Grade 5 AEs 0 (0) 0 (0) Drug - related events (per investigator) Any related AE , n (%) Any related grad e 3+ event Any related SAE 6 (35) 1 (6) 0 (0) 8 (50) 3 (19) 0 (0) Commonly Reported AEs, n (%) Cohort 1 (n=17) Cohort 2 (n=16) AST/ALT elevated 6 (35) 4 (25) Anemia 5 (29) 3 (19) Nausea 5 (29) 2 (13) Diarrhea 5 (29) 2 (13) URTI 4 (24) 3 (19) GGT elevated 3 (18) 5 (31) Grade 3+ AEs, n (%) Cohort 1 (n=17) Cohort 2 (n=16) AST / ALT elevated 1 (6) 1 (6) GGT elevated 1 (6) 3 (19) Anemia 2 (12) 0 (0) Dyspnea 1 (6) 1 (6) CONCLUSIONS • Responses were observed across all affected organ systems, including CRs in upper GI, lower GI, esophagus, mouth, skin, joints, eyes and liver • In responders with ≥ 4 organs involved, 75 % and 38 % in Cohorts 1 and 2 , respectively, showed response in ≥ 4 organs Organ Cohort 1 Responders (n=11) Cohort 2 Responders (n=10) # with organ involved at BL CR (n) PR (n) ORR (%) # with organ involved at BL CR (n) PR (n) ORR (%) Upper GI 2 2 0 100 3 3 0 100 Lower GI 1 0 1 100 2 2 0 100 Esophagus 1 1 0 100 - - - - Mouth 7 3 3 86 8 3 2 63 Skin 7 2 3 71 8 0 4 50 Joints 7 1 4 71 8 1 3 50 Eyes 9 2 2 44 7 1 3 57 Lung 3 0 0 0 5 0 1 20 Liver - - - - 1 1 0 100 Cohort 1 Responders Sustained response ≥ 20 weeks 70% Sustained response ≥ 32 weeks 38% Tacrolimus Dose R eductions • Cohort 1 : 6 / 17 patients received tacrolimus ; 5 of 6 ( 83% ) had reductions • Cohort 2 : 6 / 16 patients received tacrolimus ; 5 of 6 ( 83% ) had reductions Corticosteroid Doses Cohort 1 Cohort 2 Patients with dose reduction, n (%) 13/17 (76) 7/16 (44) Responders with dose reduction, n (%) 8/11 (73) 3/10 (30) Non - responders with dose reduction, n (%) 5/6 (83) 4/6 (67) Number of patients off steroids 1/17 (6) 1/17 (6) RESULTS Baseline Characteristics Patients enrolled in Cohorts 1 and 2 had received a median of 3 and 2 prior lines of cGVHD therapy, respectively . 82 % of patients in Cohort 1 and 69 % in Cohort 2 had evidence of cGVHD in ≥ 3 organs . 47 % of patients in Cohort 1 and 69 % in Cohort 2 had evidence of cGVHD in ≥ 4 organs . The most frequently involved organs were eyes ( 82% , 69% ), skin ( 76% , 75% ), mouth ( 76% , 69% ), joints ( 71% , 69% ) and lung ( 24% , 44% ) in Cohorts 1 and 2 , respectively . Cohort 1 (n=17) Cohort 2 (n=16) Median (range) age, yrs 50 (20 - 63) 55 (30 - 75) Male (%) 76 56 Median time from transplant to cGVHD diagnosis, months 9.1 7.7 Median time from cGVHD diagnosis to enrollment, months 25.9 15.8 Median prednisone dose at enrollment, mg/kg/day 0.22 0.20 Median prior lines of therapy 3 2 Prior cGVHD therapies, n (%) Corticosteroids Sirolimus Tacrolimus Rituximab Mycophenolate mofetil Cyclosporine Ibrutinib Ixazomib 17 (100) 10 (59) 9 (53) 8 (47) 4 (24) 3 (18) 1 (6) 1 (6) 16 (100) 9 (56) 6 (38) 2 (13) 3 (19) 0 (0) 0 (0) 1 (6) Patient Disposition Eight patients in both Cohorts 1 and 2 remained on treatment with KD 025 at a median treatment duration of 33 and 23 weeks, respectively . Calcineurin Inhibitor Dose 65% 63% 0% 10% 20% 30% 40% 50% 60% 70% Cohort 1 Cohort 2 Overall Response Rate Cohort 1: 200mg QD (n=16) Cohort 2: 200mg BID (n=16) Cohort 3: 400mg QD (n=16) Expansion Cohort Dose TBD (n~40) Key Eligibility • ≥18 years of age • Have had BM or PBSC alloHCT • Receiving glucocorticoid therapy +/ - calcineurin inhibitor therapy for cGVHD • Have persistent active cGVHD after at least 2 months of steroid therapy • No more than 3 prior lines of treatment for cGVHD • AEs were consistent with those observed in cGVHD patients receiving corticosteroids • No patients have treatment discontinued due to an infection AE • No fungal infections have been reported LFT Elevations • Of 10 patients with LFT elevations, 6 / 10 had elevations prior to treatment • Elevations were generally low grade, with max grade 1 in 8 / 10 patients • No LFT elevations led to treatment discontinuation • Dose modifications were rare ( 2 / 10 ) • Elevations are often considered cGVHD - related • Elevations remained stable in 7 / 10 patients and trended down in 3 / 10 patients with continued dosing of KD 025 • A grade 3 elevation in one patient did not recur after restarting KD 025 following a 2 - week drug holiday GGT Elevations • Of 8 patients with GGT elevations , all ( 8 / 8 ) had elevations prior to treatment • Five of 8 patients had GGT decreases while on KD 025 • Seven of 8 patients also had alkaline phosphatase elevations, a cholestatic pattern often seen with cGVHD liver involvement • No GGT elevations led to treatment discontinuation 0 0.05 0.1 0.15 0.2 0.25 BL W4 W8 W12 W16 W20 W24 W28 W32 W36 W40 W44 Cohort 1 0 0.05 0.1 0.15 0.2 0.25 BL W4 W8 W12 W16 W20 W24 W28 W32 W36 W40 W44 Cohort 2 SAFETY Cohort 1 (n=17) Cohort 2 (n=16) Median duration of treatment (weeks) 33 23 Patients still receiving KD025, n (%) 8 (47) 8 (50) Reasons for discontinuation of KD025, n (%) Progression of cGVHD Adverse events* Recurrence of underlying malignancy Patient decision 4 (24) 2 (12) 2 (12) 1 (6) 6 (38) 1 (6) 0 (0) 1 (6) *Cohort 1: Edema, headache; Cohort 2: AKI